Vanguard FTSE All-World ex-US Index
Fund Summary Prospectus

September 27, 2011

Investor Shares & Admiral™ Shares

Vanguard FTSE All-World ex-US Index Fund Investor Shares (VFWIX)
Vanguard FTSE All-World ex-US Index Fund Admiral Shares (VFWAX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
September 27, 2011, are incorporated into and made part of this Summary
Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets outside of the United States.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold
Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (on shares held less than two months)	2%	2%
Account Service Fee (for fund account balances below $10,000)	$20/year	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.30%	0.12%
12b-1 Distribution Fee	None	None
Other Expenses	0.05%	0.06%
Total Annual Fund Operating Expenses	0.35%	0.18%

Examples

The following examples are intended to help you compare the cost of investing in the
Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the
Shares provide a return of 5% a year and that operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$36	$113	$197	$443
Admiral Shares	$18	$58	$101	$230

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 6%.

Primary Investment Strategies
The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the FTSE All-World ex US Index, a free-float-
adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,180 stocks of companies located in 46 countries, including both developed and emerging markets. As of
October 31, 2010, the United Kingdom, Japan, France, Australia, Germany, and Canada
made up approximately 15%, 13%, 7%, 6%, 6%, and 6%, respectively, of the Index’s market capitalization. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of global stock markets. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stocks can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets.

• Currency risk, which is the chance that the value of a foreign investment, measured in
U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
Currency risk is especially high in emerging markets.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s
Investor Shares has varied from one calendar year to another over the periods shown.
The table shows how the average annual total returns of the Investor Shares compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. The Fund‘s Admiral Shares have not yet begun operations.
Performance based on net asset value for the Admiral Shares would be substantially similar because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. FTSE All-World ex US Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard FTSE All-World ex-US Index Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2011, was 4.01%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 28.16% (quarter ended June 30, 2009), and the lowest return for a quarter was
–21.96% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2010
		Since
		Inception
		(Mar. 8,
	1 Year	2007)
Vanguard FTSE All-World ex-US Index Fund Investor Shares
Return Before Taxes	11.69%	0.14%
Return After Taxes on Distributions	11.31	–0.15
Return After Taxes on Distributions and Sale of Fund Shares	8.01	0.07
FTSE All-World ex US Index
(reflects no deduction for fees or expenses)	11.65%	0.75%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After
Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Ryan E. Ludt, Principal of Vanguard. He has managed the Fund since 2008.

Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone
(800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares
To open and maintain an account	$3,000	$10,000
To add to an existing account	$100 (other than by Automatic	$100 (other than by Automatic
	Investment Plan, which	Investment Plan, which
	has no established minimum)	has no established minimum)

Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares. A sale or exchange of Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may also be subject to state and local income taxes.

Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of
Fund shares.

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Vanguard FTSE All-World ex-US Index Fund Investor Shares—Fund Number 770
Vanguard FTSE All-World ex-US Index Fund Admiral Shares—Fund Number 570

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP770 092011